Exhibit 99.1

JET.AI PARTNERS WITH GO RENTALS TO ENHANCE PRIVATE AVIATION EXPERIENCE

●	Exclusive Partnership with Leading, Luxury Ground Transportation Service Includes Special Rates, Guaranteed Vehicle Availability, On-Ramp Vehicle Delivery and Return, and SUV and Luxury Sedan Rental Options

LAS VEGAS, June 14, 2023 (GLOBE NEWSWIRE) — Oxbridge Acquisition Corp. (NASDAQ: OXAC). Jet Token Inc. d/b/a Jet.AI (“Jet.AI” or the “Company”), an innovative private aviation, artificial intelligence (“AI”), booking and membership platform, today announced an exclusive partnership with Go Rentals, the only car rental company specializing in the private-jet industry and servicing fine hotels and resorts. Through the partnership, Jet.AI will provide its members with priority rates and other exclusive ground transportation-related perks, deepening its service offering.

“Jet.AI is committed to providing an unmatched level of service and innovation to private jet customers, and by partnering with Go Rentals, the country’s premiere provider of luxury ground transportation, we’re continuing to deliver on that commitment,” said Mike Winston, Founder and Executive Chairman of Jet.AI.

Jet.AI’s partnership with Go Rentals also allows members to take advantage of:

●	Up to 20% discount at all Go Rentals (150 North American airport locations)
●	On-ramp vehicle delivery and return
●	Guaranteed vehicle availability
●	SUV and luxury sedan rental options
●	An average vehicle fleet age of less than a year

“Jet.AI’s approach to private aviation is transforming the industry, allowing us to bring our elite car rental service to their distinguished members,” said Go Rentals President, Kavous Gitibin. “Our partnership is expected to create a seamless travel experience that combines luxury private aviation with premium ground transportation. We look forward to serving Jet.AI members and providing them with unrivaled service.”

This partnership follows Jet.AI’s recent announcement of a proposed business combination with Oxbridge Acquisition Corp. (NASDAQ: OXAC) (“Oxbridge”), a publicly-traded special purpose acquisition company (“SPAC”). Upon closure of the proposed business combination, the combined company expects to be listed on NASDAQ. The transaction is expected to offer Jet.AI access to the capital markets and in turn, accelerate its AI software development and expansion of its aircraft fleet.

For more information about Jet.AI and Go Rentals, please visit their websites at www.jet.ai and www.gorentals.com.

ABOUT JET.AI:

Jet.AI operates in two segments, Software and Aviation, respectively. The Software segment features the B2C CharterGPT app and the B2B Jet.AI operator platform. The CharterGPT app uses natural language processing and machine learning to improve the private jet booking experience. The Jet.AI operator platform offers a suite of stand-alone software products to enable FAA Part 135 charter providers to add revenue, maximize efficiency, and reduce environmental impact. The Aviation segment features jet aircraft fractions, jet card, on-fleet charter, management, and buyer’s brokerage. Jet.AI was founded in 2018 and is based in Las Vegas, NV and San Francisco, CA.

ABOUT GO RENTALS:

Go Rentals is an elite car rental service company with a special emphasis on service. The company is also the only one specializing in the private jet industry since 1995. Still a family-owned and operated business, Go Rentals has locations in Arizona, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Idaho, Kentucky, Maine, Massachusetts, Montana, Nebraska, Nevada, New Jersey, New York, North Carolina, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, and Washington D.C., and service to over 150 airports and various fine hotels and resorts. Further information about Go Rentals is available online at GoRentals.com.

ABOUT OXBRIDGE ACQUISITION CORP.:

Oxbridge is a Cayman Islands-exempted, Cayman Islands-based blank check company incorporated in 2021 and managed by the executive officers of Oxbridge Re Holdings Limited (NASDAQ: OXBR), the founding and leading investor in the sponsor of Oxbridge. The company was formed with the purpose of entering into a merger in the field of artificial intelligence, blockchain technology and insurance technology and its ordinary shares, units and warrants trade on the Nasdaq Capital Markets under tickers “OXAC”, “OXACU” and “OXACW”, respectively.

Important Information About the Proposed Business Combination and Where to Find It

This press release relates to a proposed transaction between Jet.AI and Oxbridge (the “Business Combination”). In connection with the proposed Business Combination, Oxbridge has filed a registration statement on Form S-4, as amended from time to time, (the “Registration Statement”) with the SEC which includes a proxy statement/prospectus that is both the proxy statement to be distributed to Oxbridge’s stockholders in connection with its solicitation of proxies for the vote by Oxbridge’s stockholders with respect to the proposed Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, Oxbridge will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Oxbridge’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto, when available, and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Jet.AI, Oxbridge and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Oxbridge as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Oxbridge Acquisition Corp., Suite 201, 42 Edward Street, George Town, Cayman Islands, KY1-9006.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Jet.AI and Oxbridge (the “Business Combination”), including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the services offered by Jet.AI and the markets in which it operates, and Jet.AI’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Business Combination Agreement and Plan of Reorganization between Oxbridge, Oxbridge Merger Sub I, Inc., Oxbridge Merger Sub II, LLC, and Jet.AI dated (the “Business Combination Agreement”) and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Oxbridge or Jet.AI or other conditions to closing in the Business Combination Agreement; the inability to project with any certainty the amount of cash proceeds remaining in the Oxbridge trust account at the closing of the transaction; the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; the amount of costs related to the business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; the ability of Jet.AI to meet its post-closing financial and strategic goals, due to, among other things, competition; the ability of the company post-closing to grow and manage growth profitability and retain its key employees; and the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors. The valuation of the securities to be distributed in the transaction also constitutes a forward-looking statement, with the common stock component of the transaction valued based upon a $10 valuation which is intended to approximate the liquidation value of the common stock at closing, but may not represent the post-closing value of the shares, and with the warrant component of the transaction valued at approximately $8.16 per warrant by application of a Black-Scholes formula developed by Jet.AI management, which may not equate to the actual post-closing value of the warrants. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Oxbridge’s registration statement on Form S-1 which became effective on August 11, 2021 (File No. 333-257998), the Registration Statement and the amendments thereto on Form S-4 as discussed above (File No. 333-270848) and other documents filed by Oxbridge from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Oxbridge and Jet.AI caution that the foregoing list of factors is not exclusive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet.AI and Oxbridge assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Participants in the Solicitation

Oxbridge and Jet.AI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Oxbridge’s shareholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Oxbridge’s directors and officers in Oxbridge’s filings with the SEC, including Oxbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 22, 2023 and the Registration Statement on Form S-4, which includes the proxy statement/prospectus of Oxbridge for the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Jet.AI’s directors and officers in the Registration Statement. Stockholders can obtain copies of Oxbridge’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

CONTACTS:

For Oxbridge

Jay Madhu

CEO & Chairman of the Board

813-263-507

Jmadhu@oxbridgeaq.com

For Jet.AI

Gateway Group, Inc.

949-574-3860

Jet.AI@gateway-grp.com

For Go Rentals

Clair Joseph

Vice President of Aviation Partnerships and Client Relations

949-449-2191

clairj@gorentals.com